Exhibit 3.23

State of California Kevin Shelley Secretary of State	File # 200326110146 This Space For Filing Use Only
LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION A $70.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form.

1.	NAME OF THE LIMITED LIABILITY COMPANY (END THE NAME WITH THE WORDS “LIMITED LIABILITY COMPANY.” “LTD. LIABILITY CO., “OR THE ABBREVIATIONS “LLC” OR “L.L.C.”)

EXOPACK-TECHNOLOGY, LLC

2.	THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

3.	CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS.

☐	AN INDIVIDUAL RESIDING IN CALIFORNIA. PROCEED TO ITEM 4.

☒	A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505. PROCEED TO ITEM 5.

AGENT’S NAME: CT CORPORATION SYSTEM

4.	ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL:

ADDRESS

CITY	STATE CA	ZIP CODE

5.	THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY: (CHECK ONE)

☐	ONE MANAGER

☐	MORE THAN ONE MANAGER

☒	ALL LIMITED LIABILITY COMPANY MEMBER(S)

6.	OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS CERTIFICATE. OTHER MATTERS MAY INCLUDE THE LATEST DATE ON WHICH THE LIMITED LIABILITY COMPANY IS TO DISSOLVE.

7.	NUMBER OF PAGES ATTACHED, IF ANY: 1

8.	TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY. (FOR INFORMATIONAL PURPOSES ONLY) MANUFACTURE AND SALE OF FLEXIBLE PACKAGING.

9.	IT IS HEREBY DECLARED THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

/s/ Madhu Purewal Attorney in fact	9-12-03
SIGNATURE OF ORGANIZER	DATE

MADHU PUREWAL
TYPE OR PRINT NAME OF ORGANIZER

10.	RETURN TO:

NAME	MADHU PUREWAL
FIRM	BRACEWELL & PATTERSON, L.L.P.
ADDRESS	711 LOUISIANA, SUITE 2900
CITY/STATE	HOUSTON, TEXAS
ZIP CODE	77002

SEC/STATE FORM LLC-1 (Rev. 06/2003)–FILING FEE $70.00	APPROVED BY SECRETARY OF STATE